UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

EMMIS COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EXPLANATORY NOTE

On May 24, 2019, Emmis Communications Corporation (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Shareholders to be held on July 11, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company shareholders on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). This Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for all proposals to be voted on at the Annual Meeting.

PROXY STATEMENT SUPPLEMENT

2019 ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, July 11, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Emmis Communications Corporation (the “Company”, “we”, or “our”), dated May 24, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to, (1) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency with which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”) and (2) update the Notice of the Annual Meeting to add the new Proposal 4 (the “Updated Notice”). This Supplement, along with the Updated Notice accompanying this Supplement as Appendix A, contains additional information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. The form of proxy card included with the originally filed definitive proxy statement is amended in its entirety to include all four proposals. The revised proxy card accompanies this Supplement. The Annual Meeting is being held at One Emmis Plaza, 40 Monument Circle, Indianapolis, IN 46204, on Thursday, July 11, 2019, at 10:00 a.m., local time.

This Supplement relates to the new Proposal 4 to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or mailed to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement amends and supersedes the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On June 3, 2019, we began sending this Supplement, the Updated Notice of Annual Meeting attached as Appendix A and the enclosed new proxy card to all shareholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JULY 11, 2019.

This Supplement, the Proxy Statement, Proxy Card, as revised, and our Annual Report to Shareholders are available at http://www.proxyvote.com.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on May 24, 2019, and which was previously made available to you or mailed to you, if you requested a hard copy.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and also to vote on Proposal 4.

Effect of Abstentions and Broker Non-Votes

Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal 4 are not treated as votes cast. Therefore, such an abstention will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your bank, broker or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 4 or the other proposals, except for Proposal 3, the ratification of Ernst & Young, LLP as our independent auditor for the fiscal year ending February 29, 2020. If your shares are registered with a broker, bank or nominee firm, they may provide you with instructions on how to vote. Follow the instructions to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials, including the Supplement.  Please check the voting instructions from your broker or nominee or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone.  We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Revocation of Proxies/Voting of Shares

Any shareholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Shareholders entitled to vote at the Annual Meeting who attend the Annual Meeting may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

If you have previously submitted voting instructions with respect to Proposals 1, 2 and/or 3, then

•	submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions,

•

submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2 and 3 will result in the shares being voted on those matters as provided in the paragraph directly below and

•	submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For shareholders of record, all shares represented by the proxies mailed to shareholders will be voted at the Annual Meeting in accordance with instructions given by the shareholders. Where proxies are returned without instructions, the shares will be voted FOR each of the director nominees for whom you are entitled to vote, FOR the approval (in an advisory vote) of the compensation of our named executive officers, FOR the ratification of Ernst & Young LLP as our independent registered public accountants, and FOR a frequency of every three years for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal), and in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

PROPOSAL 4:  APPROVAL, IN AN ADVISORY VOTE, OF THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are giving shareholders the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission, which we refer to as an advisory vote on executive compensation. By voting with respect to this Proposal 4, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our shareholders voted on a similar proposal at our annual meeting of shareholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every three years. Since 2013, we held the say-on-pay vote at the annual meeting in 2016 and are holding it again at this Annual Meeting.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years continues to be the most appropriate alternative for the Company and, therefore, our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that shareholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our shareholders regarding our executive compensation program during the period between advisory votes on executive compensation.

We recognize that our shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on the Company or our Board of Directors in any way. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

The revised proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting simply to approve or disapprove a recommendation of the Board of Directors. We have determined to view the alternative receiving the greatest number of votes cast as the advisory vote of the shareholders, although such vote will not be binding on us or our Board of Directors.  Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Appendix A

EMMIS COMMUNICATIONS CORPORATION

INDIANAPOLIS, INDIANA

UPDATED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The annual meeting of the shareholders of Emmis Communications Corporation will be held on Thursday, July 11, 2019, at 10:00 a.m. local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, IN 46204.

Holders of common stock will be asked to consider and vote on the following matters, which now include a new Proposal 4:

(1)	election of three directors to Emmis’ board of directors for terms of three years;
(2)	approval (in an advisory vote) of the compensation of Emmis’ named executive officers as disclosed in the proxy statement;
(3)	ratification of the selection of Ernst & Young LLP as Emmis’ independent registered public accountants for the fiscal year ending February 29, 2020;
(4)	approval, in an advisory vote, of the frequency of advisory votes on executive compensation; and
(5)	transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

We describe each of these proposals in more detail in our proxy statement and the supplement to the proxy statement, which you should read in its entirety before voting.  We mailed the proxy statement supplement (the “Supplement”), including this updated Notice of Annual Meeting, and the updated proxy card to our shareholders beginning on or about June 3, 2019.

The Supplement contains additional information related to the new Proposal 4 to be considered by shareholders at the Annual Meeting. However, the Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the proxy statement.

Only shareholders of record at the close of business on May 3, 2019 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

Please note that if you have already voted your shares, we strongly encourage you to also vote on Proposal 4 which has been added for shareholders to consider and vote on at the Annual Meeting.

By order of the Board of Directors,

J. Scott Enright
Secretary

Indianapolis, Indiana

June 3, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on July 11, 2019

The proxy statement, proxy statement supplement and annual report are available at   www.proxyvote.com.

Also available on the website are the revised Emmis proxy card, as well as additional voting information.

Appendix B

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 11, 2019.

EMMIS COMMUNICATIONS CORPORATION

EMMIS COMMUNICATIONS CORP.
40 MONUMENT CIRCLE
INDIANAPOLIS, IN 46204

E81236-P25776

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 3, 2019
Date: July 11, 2019 **Time:** 10:00 AM EDT
Location: One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:NOTICE AND PROXY STATEMENT FORM 10-K PROXY STATEMENT SUPPLEMENTHow to View Online:Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page)and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 27, 2019 to facilitate timely delivery.How To VotePlease Choose One of the Following Voting MethodsE81237-P25776Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) James M. Dubin
02) Greg A. Nathanson
03) Jeffrey H. Smulyan

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval (in an advisory vote) of the compensation of Emmis' named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of the selection of Ernst & Young LLP as Emmis' independent registered public accountants for the fiscal year ending February 29, 2020.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 Years	2 Years	1 Year	Abstain
4. Advisory vote on the frequency of the advisory vote on the compensation of the named executive officers disclosed in the proxy statement.	☐	☐	☐	☐

NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

E81238-P25776

Non-Voting Items

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Change of Address/Comments
Please print new address or comments in the box below.

EMMIS COMMUNICATIONS CORPORATION
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

The undersigned hereby appoints Jeffrey H. Smulyan and J. Scott Enright, and each of them individually, as attorneys-in-fact and proxy, with full power of substitution and to vote as designated on the reverse side all shares of Class A Common Stock of Emmis Communications Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, July 11, 2019 at 10:00 a.m., local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204 and at any adjournment thereof. If a vote is not designated on the reverse side, the shares represented by this Proxy will be voted with the recommendations of the board of directors and in the discretion of the proxy holders upon such other matters as may properly come before the meeting.

This Proxy is Solicited on Behalf of the
Emmis Communications Corporation Board of Directors

E81239-P25776

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line) ____________________

Signature 2 - (Joint Owners) ____________________

Date - (Please print date) ____ / ____ / ____

Voting Items

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees:

01) James M. Dubin
02) Greg A. Nathanson
03) Jeffrey H. Smulyan

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Approval (in an advisory vote) of the compensation of Emmis' named executive officers as disclosed in the proxy statement.	☐	☐	☐
3. Ratification of the selection of Ernst & Young LLP as Emmis' independent registered public accountants for the fiscal year ending February 29, 2020.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	**3 Years**	**2 Years**	**1 Year**	**Abstain**
4. Advisory vote on the frequency of the advisory vote on the compensation of the named executive officers disclosed in the proxy statement.	☐	☐	☐	☐

NOTE: Transaction of any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

E81240-P25776

Non-Voting Items

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Change of Address/Comments
Please print new address or comments in the box below.

EMMIS COMMUNICATIONS CORPORATION
One Emmis Plaza
40 Monument Circle
Indianapolis, Indiana 46204

The undersigned hereby appoints Jeffrey H. Smulyan and J. Scott Enright, and each of them individually, as attorneys-in-fact and proxy, with full power of substitution and to vote as designated on the reverse side all shares of Class B Common Stock of Emmis Communications Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, July 11, 2019 at 10:00 a.m., local time, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204 and at any adjournment thereof. If a vote is not designated on the reverse side, the shares represented by this Proxy will be voted with the recommendations of the board of directors and in the discretion of the proxy holders upon such other matters as may properly come before the meeting.

This Proxy is Solicited on Behalf of the
Emmis Communications Corporation Board of Directors

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)

Signature 2 - (Joint Owners)

/ /
Date - (Please print date)

E81241-P25776